Exhibit 10.4

THIRD AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 3

THIS THIRD AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 3 (this “Amendment”) is made and entered into as of January 17, 2019, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 3, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 3, dated as of September 23, 2015, and that certain Second Amendment to Amended and Restated Lease Agreement No. 3, dated as of June 22, 2016 (as so amended, the “Lease”);

WHEREAS, Landlord is selling to Tenant, and Tenant is acquiring from Landlord, the Properties (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) related to the Travel Centers identified on Schedule 1(a) attached hereto and made a part hereof (collectively, the “Sold Properties”);

WHEREAS, Landlord and Tenant wish to remove the Properties related to the Travel Centers identified on Schedule 1(b) attached hereto and made a part hereof (collectively, the “Reallocated Properties” and, together with the Sold Properties, collectively the “Removed Properties”) from the Lease;

WHEREAS, Landlord and Tenant wish to add certain land and improvements comprising the travel centers identified on Schedule 2 attached hereto and made a part hereof (collectively, the “Additional Properties”) to the Lease;

WHEREAS, in addition to amending the Lease to remove the Removed Properties from the Lease and to add the Additional Properties to the Lease, Landlord and Tenant wish to amend the Lease in certain other respects; and

WHEREAS, Guarantor is executing this Amendment solely to confirm the continuation of the Guaranty with respect to the Lease (as amended by this Amendment);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Removed Properties.  The Leased Property shall exclude the Removed Properties, but notwithstanding the foregoing, Tenant shall retain all of its obligations with respect to the Removed Properties which are attributable to events occurring on or prior to the date hereof or which are addressed pursuant to Section 9.5 of the Lease (as if all of the Removed Properties

remained Properties for the remainder of the Term).  In furtherance of the foregoing, however, Tenant shall have no obligation to comply with Section 5.3 of the Lease solely with respect to the Removed Properties.

2.                                      Base Gross Revenues.  The defined term “Base Gross Revenues” set forth in Section 1.9 of the Lease is deleted in its entirety and replaced with the following: “Intentionally deleted.”

3.                                      Base Year.  The defined term “Base Year” set forth in Section 1.10 of the Lease is deleted in its entirety and replaced with the following:

“Base Year”  shall mean, with respect to each Property, the calendar year identified as the Initial Base Year on Exhibit A for such Property (the “Initial Base Year”) and/or the 2019 calendar year (the “2019 Base Year”), as applicable.

4.                                      Commencement Date.  The defined term “Commencement Date” set forth in Section 1.18 of the Lease shall mean, with respect to the Additional Properties, the date of this Amendment.

5.                                      Excess Gross Revenues.  The defined term “Excess Gross Revenues” set forth in Section 1.34 of the Lease is deleted in its entirety and replaced with the following: “Intentionally deleted.”

6.                                      Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean Forty-Four Million Four Hundred Eleven Thousand Six Hundred Eighteen and 00/100ths Dollars ($44,411,618.00), subject to adjustment as provided in Section 3.1.1(b).

7.                                      Fixed Term.

(a)                                 Section 2.3 of the Lease is amended to delete the first sentence therefrom in its entirety and to replace it with the following:

The initial term of this Agreement (the “Fixed Term”) shall commence on the Commencement Date and shall expire on December 31, 2029.

(b)                                 Section 2.3 of the Lease is also amended to delete the parenthetical “(but not later than December 31, 2027)” from the first sentence of the second paragraph thereof.

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8.             Extended Terms.  Section 2.4 of the Lease is amended to delete the second paragraph therefrom in its entirety and to replace it with the following:

If and to the extent Tenant shall exercise the foregoing options to extend the Term, the first Extended Term shall commence on January 1, 2030 and expire on December 31, 2044 and the second Extended Term shall commence on January 1, January 1, 2045 and expire on December 31, 2059.  All of the terms, covenants and provisions of this Agreement shall apply to each Extended Term, except that (x) the Minimum Rent payable during such Extended Term shall be the greater of the Prior Rent and the Fair Market Value Rent for the Leased Property (such Fair Market Value Rent to be determined by agreement of the parties or, absent agreement, by an appraiser designated by Landlord) (taking into account that the Initial Base Year and the 2019 Base Year, as applicable, shall remain unchanged) and (y) Tenant shall have no right to extend the Term beyond December 31, 2059.  For purposes of this Section 2.4, “Prior Rent” shall mean an amount equal to the per annum Minimum Rent in effect on the last day of the Fixed Term or Extended Term immediately preceding such Extended Term.  If Tenant shall elect to exercise the option to extend the Term for the first Extended Term, it shall do so by giving Landlord Notice thereof not later than December 31, 2028, and if Tenant shall elect to exercise its option to extend the Term for the second Extended Term after having elected to extend the Term for the first Extended Term, it shall do so by giving Landlord Notice not later than December 31, 2043, it being understood and agreed that time shall be of the essence with respect to the giving of any such Notice.  If Tenant shall fail to give any such Notice, this Agreement shall automatically terminate at the end of the Fixed Term or the first Extended Term as applicable and Tenant shall have no further option to extend the Term of this Agreement.  If Tenant shall give such Notice, the extension of this Agreement shall be automatically effected without the execution of any additional documents; it being understood and agreed, however, that Tenant and Landlord shall execute such documents and agreements as either party shall reasonably require to evidence the same.  Notwithstanding the provisions of the foregoing sentence, if, subsequent to the giving of such Notice, an Event of Default shall occur, at Landlord’s option, the extension of this Agreement shall cease to take effect and this Agreement shall automatically terminate at the end of the Fixed Term or the first Extended Term, as applicable, and Tenant shall have no further option to extend the Term of this Agreement.

9.             Additional Rent.  Section 3.1.2(a) of the Lease is amended by deleting the first sentence therefrom in its entirety and replacing it with the following:

Tenant shall pay additional rent (“Additional Rent”) with respect to each Lease Year (or portion thereof) during the Term subsequent to the Initial Base Year, with respect to each Property, in an amount equal to three percent (3%) of the amount by which Gross Revenues at such Property during such Lease Year exceed Gross Revenues at such Property during the Initial Base Year (or the equivalent portion thereof).  In addition, Tenant shall pay Additional Rent with respect to each Lease Year (or portion thereof) during the Term subsequent to the

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2019 Base Year, with respect to each Property, in an amount equal to one-half percent (0.5%) of the amount by which Gross Revenues at such Property during such Lease Year exceed Gross Revenues at such Property during the 2019 Base Year (or the equivalent portion thereof).  For the avoidance of doubt, the payment of Additional Rent based on Gross Revenues in excess of Gross Revenues for the Initial Base Year and the payment of Additional Rent based on Gross Revenues in excess of Gross Revenues for the 2019 Base Year are separate and independent obligations.

10.          Deferred Rent.  Section 3.1.3(f) of the Lease is deleted in its entirety and replaced with the following:

Deferred Rent.  Commencing on April 1, 2019 through January 31, 2023, Tenant shall pay to Landlord, the total amount of Twelve Million Six Hundred Three Thousand Eighty-Five and 00/100ths Dollars ($12,603,085.00) in sixteen (16) equal quarterly installments of Seven Hundred Eighty-Seven Thousand Six Hundred Ninety-Three and 00/100ths Dollars ($787,693.00) on the first Business Day of each calendar quarter during such period.

11.          Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-39” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-42” attached hereto, (b) deleting the legal descriptions for the Removed Properties from Exhibits A-2, A-3, A-9, A-12, A-17, A-21 to the Lease and replacing them with “Intentionally deleted” and (c) (d) adding Exhibits A-40, A-41 and A-42 attached to this Amendment to the end of Exhibit A to the Lease.

12.          Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and remains in full force and effect.

13.          Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust

By:	/s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC,
a Maryland limited liability company

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA OPERATING LLC,
a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to Third Amendment to Amended and Restated Lease Agreement No. 3]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

GUARANTORS:

TRAVELCENTERS OF AMERICA LLC,
a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Joinder Page to Third Amendment to Amended and Restated Lease Agreement No. 3]

SCHEDULE 1(A)

SOLD PROPERTIES

Street Address	City	State	Landlord
3524 S. Highway 99 W.	Corning	CA	HPT TA Properties Trust
2510 Burr Street	Gary	IN	HPT TA Properties LLC
6364 Dixie Highway	Saginaw	MI	HPT TA Properties Trust
I-295 Exit 18 Berkley Rd.	Paulsboro	NJ	HPT TA Properties Trust

Schedule 1(A)

SCHEDULE 1(B)

REALLOCATED PROPERTIES

Street Address	City	State	Landlord
1010 North 339th Avenue	Tonopah	AZ	HPT TA Properties Trust
981 Cassville-White Road	Cartersville	GA	HPT TA Properties LLC

Schedule 1(B)

SCHEDULE 2

ADDITIONAL PROPERTIES

Street Address	City	State	Landlord	Exhibit
715 US 250 East	Ashland	OH	HPT TA Properties Trust	A-40
2150-2240 Beltline Blvd.	Columbia	SC	HPT TA Properties Trust	A-41
160 State Highway 77	Hillsboro	TX	HPT TA Properties Trust	A-42

Exhibit A

EXHIBITS A-1 through A-42

Land

Exhibit	TA Site No.	Property Address	Initial Base Year
A-1	16	3501 Buttermilk Road, Cottondale (Tuscaloosa), AL 35453	2015
A-2		Intentionally deleted
A-3		Intentionally deleted
A-4	26	4265 East Guasti Road, Ontario, CA 91761	2015
A-5	228	2200 Ninth Street, Limon, CO 80828	2015
A-6	154	1875 Meriden-Waterbury Turnpike, Milldale, CT 06467	2015
A-7	247	P.O. Box 638, Baldwin, FL 32234	2015
A-8	258	2995 US Highway 17 South, Brunswick, GA 31525	2015
A-9		Intentionally deleted
A-10	92	505 Truckers Lane R.R. #7, Bloomington, IL 61701	2015
A-11	35	1702 West Evergreen, Effingham, IL 62401	2015
A-12		Intentionally deleted
A-13	173	5930 E. State Road 334, Whitestown, IN 46075	2015
A-14	93	7777 Burlington Pike, Florence, KY 41042	2015
A-15	161	1701 N. University Avenue, Lafayette, LA 70507	2015
A-16	216	5501 O’Donnell St. Cutoff, Baltimore, MD 21224	2015
A-17		Intentionally deleted
A-18	116	6100 Sawyer Road, Sawyer, MI 49125	2015
A-19	51	854 State Highway 80, Matthews, MO 63867	2015
A-20	181	6000 E. Frontage Road, Mill City, NV 89418	2015
A-21		Intentionally deleted
A-22	229	1700 U.S. Route 66 West, Moriarty, NM 87035	2015
A-23	210	125 Neelytown Road, Montgomery (Maybrook), NY 12549	2015
A-24	11	6762 St. Rt. 127, Eaton (Dayton), OH 45320	2015
A-25	87	3483 Libbey Road, Perrysburg (Toledo), OH 43551	2015
A-26	36	801 South Council Road, Oklahoma City (East), OK 73128	2015
A-27	183	790 NW Frontage Road, Troutdale, OR 97060	2015
A-28	213	10835 John Wayne Drive, Greencastle, PA 17225	2015
A-29	214	875 N. Eagle Valley Rd., Milesburg, PA 16853	2015
A-30	25	1402 E. Main Street, Duncan (Spartanburg), SC 29334	2015
A-31	157	4400 Peytonville Road, Franklin, TN 37064	2015
A-32	55	7000 I-40 East Whitaker Road, Amarillo, TX 79118	2015
A-33	235	8301 N. Expressway 281, Edinburg, TX 78541	2015
A-34	233	1700 Wilson Road, Terrell, TX 75161	2015
A-35	186	1100 North 130 West, Parowan, UT 84761	2015
A-36	142	10134 Lewison Rd., Ashland, VA 23005	2015
A-37	50	5901 Highway 51, DeForest (Madison), WI 53532	2015
A-38	234	1400 Higley Blvd., Rawlins, WY 82301	2015
A-39	376	1035 West State Road 42, Brazil, IN 47834	2017
A-40	701	715 US 250 East, Ashland, OH	2015
A-41	238	2150-2240 Beltline Blvd., Columbia, SC	2020
A-42	333	160 State Highway 77, Hillsboro, TX	2019

[See attached copies.]

Exhibit A

EXHIBIT A-40

LAND

715 US 250 East
Ashland, Ohio

[LEGAL DESCRIPTION ATTACHED]

Exhibit A-40

3.701 Ashland, OH

715 US 250 East

P.O. Box 469

Ashland, OH 44805
(TCA Site No. 701)

EXHIBIT A-40

Legal Description

And being part of the Northeast Quarter of Section 22, Range 16, Township 22, also known as being all of that parcel of land conveyed to Sohio Oil Company from Homer M. Bush by Deed Volume 550, Page 433 and more fully bounded and described as follows to wit:

Commencing for reference at a pk set at the Intersection of the centerlines of County Highway No. 1575 and State Route 250, bearing North 8 degrees, 50 minutes and 24 seconds West 693.25 feet distant from a 3/4” iron rod found in a monument box marking a Point of Intersection of a curve in County Road 1575;

Thence South 08 degrees 50 minutes 24 seconds East, 42.70 feet along the centerline of said County Highway 1575 to a point on the North line of the Northeast Quarter of Section 22 which is the True Place of Beginning for the parcel of land herein described:

Thence, South 89 degrees 24 minutes 49 seconds East, 437.49 feet along the North line of said Quarter Section 22 to a drill hole found in the West right-of-way line of the ramp to Interstate Route 71;

Thence, South 02 degrees 53 minutes 16 seconds West, 94.22 feet along said right-of-way line to a capped rebar set at an angle point therein;

Thence, South 04 degrees 25 minutes 31 seconds East, 428.36 feet along said right-of-way line to a 5/8” rebar found at an angle point therein;

Thence, South 21 degrees 37 minutes 44 seconds East, 203.29 feet along said right-of-way to a 5/8” rebar found at the Northeast corner of a parcel of land now or formerly owned by Puissant Group, Inc. as recorded in Deed Volume 563, Page 942;

Thence, South 69 degrees 13 minutes 07 seconds West, 385.86 feet along said Puissant Group’s North line to a pk set in the centerline of said County Highway 1575 and passing over a 5/8” rebar found 53.70 feet from said centerline of County Highway 1575;

Thence, Northwesterly, 519.30 feet along the arc of a curve curving to the right and having a radius of 2864.79, a central angle of 10 degrees 23 minutes 09 seconds, and a chord of 518.59 feet bearing North 14 degrees 01 minutes 59 seconds West to a pk set at the P.T. of the curve, witnessed by a 5/8” iron pipe found on the North line of County Road 1575 bearing North 81 degrees, 09 minutes and 36 seconds East 25.00 feet;

Thence, North 08 degrees 50 minutes 24 seconds West, 352.63 feet along the centerline of said County Highway 1575 to the true place of beginning and containing 7.114 acres of land as

Exhibit A-40

determined by a survey made under the supervision of Stephen P. Campbell P.L.S. No. 7330 of Campbell and Associates Inc. in September of 1993.

The basis of Bearings for the above description are based on North 08 degrees 50 minutes 24 seconds West, as the centerline of County Highway 1575 and is the same Bearing found in Deed Volume 550, Page 433 Ashland County Records.

Exhibit A-40

EXHIBIT A-41

LAND

2150-2240 Beltline Blvd.
Columbia, South Carolina

[LEGAL DESCRIPTION ATTACHED]

Exhibit A-41

EXHIBIT A-41

Legal Description

All that certain piece, parcel or lot of land, together with any improvements thereon, situate, lying and being in the City of Columbia in the County of Richland, State of South Carolina, containing approximately 29 acres, as shown on a Land Title Survey and Partial Topographical Map prepared for Travel Centers of America by Cox & Dinkins, Inc., dated January 9, 2007, last revised July 31, 2007, recorded August 3, 2007 in the Office of the Register of Deeds for Richland County in Record Book 1343 at Page 1842, and having the following boundaries and measurements shown thereon: Beginning at a Conc. mon. (o), located at the intersection of the southern right-of-way margin of South Beltline Boulevard and the eastern right-of-way margin of Bluff Road, this being the Point of Beginning (P.O.B); thence turning and running along the southern right-of-way margin of South Beltline Boulevard for the following bearings and distances: N 68°28’14” E for a distance of 209.71 to a Conc. mon. (o); thence turning and running in a curved line of length 147.68’ feet, (curve of radius 1663.31 feet, chord bearing of N 66°51’12” E, chord distance of 147.63 feet) to a Conc. mon. (o); thence turning and running in a curved line of length 300.49’ feet, (curve of radius 1663.31 feet, chord bearing of N 58°56’19” E, chord distance of 300.08 feet) to a 5/8” Rebar (o); thence turning and running in a curved line of length 31.24’ feet, (curve of radius 1663.31 feet, chord bearing of N 51°35’15” E, chord distance of 31.24 feet) to a 1/2” Rebar (n); thence turning and running N 45°42’08” E for a distance of 100.45 feet to a 1/2” Rebar (n); thence turning and running N 45°42’08” E for a distance of 123.43 feet to a 5/8” Rebar (o); thence turning and running N 45°42’08” E for a distance of 46.99 feet to a 1/2” Rebar (n); thence turning and running N 45°42’08” E for distance of 353.10 feet to a 5/8” Rebar (o); thence turning and running N 45°38’27” E for a distance of 60.33 feet to a 1/2” Rebar (o); thence turning and running S 57°53’27” E along property of now or formerly Commercial Credit Land Two, LLC for a distance of 540.09 feet to a 1/2” Rebar (o); thence turning and running along property of now or formerly The City of Columbia for the following bearings and distances: S 13°54’23” W for a distance of 117.02 feet to a 3/4” Pipe (o); thence turning and running S 23°48’44” E for a distance of 180.09 feet to a 3/4” Pipe (o); thence turning and running S 01°09’23” W for a distance of 131.34 feet to a Railroad Rail (o); thence turning and running S 18°03’02” W for a distance of 116.37 feet to a Railroad Rail (o); thence turning and running S 39°09’20” W for a distance of 42.76 feet to a 1” Pipe (o); thence turning and running S 49°29’07” W for a distance of 188.24 feet to a Railroad Rail (o); thence turning and running S 14°42’31” W for a distance of 249.63 feet to a Railroad Rail (o); thence turning and running S 37°38’55” W for a distance of 287.86 feet to a Conc. mon. (o); thence turning and running S 29°23’07” W for a distance of 14.52 feet to a Conc. mon. (o); thence turning and running along the northern right-of-way margin of 1-77 Southeastern Beltway Exit Ramp for the following bearings and distances: in a curved line of length 89.31 feet, (curve of radius 473.92 feet, chord bearing of N 60°04’45” W, chord distance of 89.18 feet) to a Conc. mon. (o); thence turning and running N 54°40’56” W for a distance of 256.89 feet to a 1/2” Rebar (o); thence turning and running in a curved line of length 372.23 feet, (curve of radius 602.02 feet, chord bearing of N 72°17’23” W, chord distance of 366.32 feet) to a 1/2” Rebar (n); thence turning and running in a curved line of length 228.79 feet, (curve of radius 602.02 feet, chord bearing of S 79°06’36” W, chord distance of 227.42 feet) to a 1/2” Rebar (o); thence turning and running S 68°03’37” W for a distance of 79.77 feet to a 1/2” Rebar (o); thence turning and running N 68°31’45” W for a distance of 72.20 feet to a 1/2” Rebar (o); thence turning and running along the eastern right-of-way margin of Bluff Road for the following bearings and distances: in a curved line of length 203.89 feet, (curve of radius 4082.00 feet, chord bearing of N 25°39’13” W, chord distance of 203.87 feet) to a 1/2” Rebar (o); thence turning and

TAX MAP NUMBER: 13605-02-01

Exhibit A-41

running in a curved line of length 68.85 feet, (curve of radius 4082.00 feet, chord bearing of N 27°29’57” W, chord distance of 68.85 feet) to a 1/2” Rebar (o); thence turning and running in a curved line of length 106.88 feet, (curve of radius 4082.00 feet, chord bearing of N 29°09’16” W, chord distance of 106.87 feet) to a Conc. mon. (o); thence turning and running N 20°56’21” E for a distance of 65.73 feet to a Conc. mon. (o); the Point of Beginning (P.O.B.).

This being the same property conveyed to TA Operating LLC by deed from Blanchard Machinery Company dated August 3, 2007 and recorded August 3, 2007 in the Office of the Register of Deeds for Richland in Book 1343 at Page 3016.

TAX MAP NUMBER: 13605-02-01

Exhibit A-41

EXHIBIT A-42

LAND

160 State Highway 77
Hillsboro, Texas

[LEGAL DESCRIPTION ATTACHED]

Exhibit A-42

EXHIBIT A-42

TA Hillsboro
US 77
Hillsboro, TX

Field notes for the description of a 78.302 acre (3,410,830 square feet) tract of land, being situated in the Isabella Wingate Survey, Abstract No. 1004, and the Robert Montgomery Survey, Abstract No. 578, in Hill County, Texas, and being out of those same two tracts of land referenced as “First Tract” and “Second Tract”, described in a Warranty Deed with Vendor’s Lien dated September 10, 1968, and filed for record on September 26, 1968, from V. O. Rainwater and wife, Virginia C. Rainwater to L. N. Brown and wife, Lucretia M. Brown (Brown tract), as recorded in Volume 488, Page 277, of the Deed Records of Hill County, Texas (D.R.H.C.T.), with said 78.302 acre (3,410,830 square feet) tract of land being more particularly described by metes and bounds as follows:

BEGINNING at an old broken concrete Highway R.O.W. monument found marking the most easterly northwest corner of the remaining portion of said Brown “First Tract”, said point being in the present or relocated southeasterly right-of-way (R.O.W.) line of U.S. Highway No. 77 (a variable width R.O.W.), at its intersection with the transitional R.O.W. line from said U.S. Highway 77 to Hill County Road 4260 (presently a monumented 60 foot wide prescriptive county road R.O.W.);

THENCE North 57 degrees 50 minutes 37 seconds East, along the common northerly line of the remaining portion of said Brown “First Tract” and said present or relocated southeasterly R.O.W. line of U.S. Highway No. 77, a distance of 2,869.40 feet to a 5/8 inch iron rod found marking the present most northeasterly corner of said Brown “First Tract”, being common with the most northwesterly corner of that certain called 13.0228 acre tract of land described in a Warranty Deed to Teddy F. Stoffregen, as recorded in Volume 1434, Page 0043 of the Official Public Records of Hill County, Texas (O.P.R.H.C.T.);

THENCE South 29 degrees 51 minutes 06 seconds East, departing said southeasterly R.O.W. line of U.S. Highway No. 77, along the easterly line of the remaining portion of said Brown “First Tract” and common westerly line of said Stoffregen tract, a distance of a 713.74 feet to a 1/2 inch iron rod found marking the southwesterly corner of said Stoffregen tract, being common with the most westerly corner of that certain called 12.33 acre tract of land described in a Warranty Deed with Vendor’s Lien to David Wayne Fitzgerald and wife, Belinda J. Fitzgerald, as recorded in Volume 701, Page 252 - D.R.H.C.T.;

THENCE South 30 degrees 20 minutes 46 seconds East, continuing along the easterly line of the remaining portion of said Brown “First Tract” and common most westerly line of said Fitzgerald tract, a distance of 290.19 feet to a 5/8 inch iron rod set with a yellow plastic cap stamped “THE WALLACE GROUP” (“cap”) marking the southwesterly corner of said Fitzgerald tract, being in the existing northerly R.O.W. line of Hill County Road 4343, with same being the old U.S. Highway No. 77 and/or Pike Road (a 60 foot wide R.O.W., as evidenced per present TxDOT

Exhibit A-42

R.O.W. maps and the existing monumented R.O.W. - no TxDOT R.O.W. maps for the old U.S. Highway No. 77 were found - the estimated time period was 1920’s to late 1930’s), from which said point a 1/2 inch iron rod found bears North 44 degrees 33 minutes 35 seconds West at 2.85 feet, and from said 5/8 inch iron rod set with “cap” a 60D nail found in the approximate centerline of Hill County Road 4260 bears South 30 degrees 20 minutes 46 seconds East, a distance of 2,321.22 feet marking the southwest corner of that certain remainder portion of a called 161.20 acre tract of land described in a Warranty Deed to Rodney L. Davis and wife, Nola Jean Davis, as recorded in Volume 663, Page 85 - D.R.H.C.T.;

THENCE South 51 degrees 52 minutes 28 seconds West, departing the easterly line of said Brown “First Tract”, along said existing northerly R.O.W. line of Hill County Road 4343 (old U.S. Highway No. 77 - Pike Road) and crossing said Brown “First Tract”, a distance of 2,200.41 feet to a 5/8 inch iron rod set with “cap” for corner;

THENCE departing said existing northerly R.O.W. line of Hill County Road 4343 (old U.S. Highway No. 77 - Pike Road) and continuing to cross said Brown “First Tract”, being approximately parallel to and a perpendicular distance of 25.0 feet north and east of the centerline of an existing Magellan pipeline the following four (4) courses and distances:

1) North 73 degrees 27 minutes 28 seconds West, a distance of 138.79 feet to a 5/8 inch iron rod set with “cap” for corner;

2) South 75 degrees 41 minutes 39 seconds West, a distance of 182.54 feet to a 5/8 inch iron rod set with “cap” for corner;

3) South 63 degrees 14 minutes 28 seconds West, a distance of 199.36 feet to a 5/8 inch iron rod set with “cap” for corner

4) South 55 degrees 40 minutes 50 seconds West, a distance of 439.21 feet to a 5/8 inch iron rod set with “cap” for corner in the approximate centerline of the aforementioned Hill County Road 4260 and the existing westerly line of said Brown tracts;

THENCE North 30 degrees 34 minutes 00 seconds West (Deed Call - North 30 degrees West), along the approximate centerline of said Hill County Road 4260 and the existing westerly line of said Brown tracts, a distance of 955.45 feet to a 5/8 inch iron rod set with “cap” marking the most westerly northwest corner of the remaining portion of said Brown “First Tract”, said point being at its intersection with the transitional R.O.W line from said County Road 4260 to the aforementioned present or relocated southeasterly R.O.W. line of U.S. Highway No. 77;

THENCE North 31 degrees 40 minutes 37 seconds East, along a northwesterly line for said Brown “First Tract” and along said transitional R.O.W line, a distance of 259.79 feet to the POINT OF BEGINNING.

CONTAINING within the metes recited 78.302 acres (3,410,830 square feet) of land, of which 0.663 acre (28,871 square feet) lies within an apparent 30 foot wide prescriptive R.O.W. for Hill County Road 4260, leaving a net of 77.639 acres (3,381,959 square feet) of land, more or less.

Exhibit A-42